SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 7, 2004

                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


         DELAWARE                    1-4717                    44-0663509
(State or other jurisdiction  (Commission file number)       (IRS Employer
       of incorporation)                                  Identification Number)


                427 West 12th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Kansas City Southern ("KCS", "the Company"), is filing, pursuant to Rule 14a-12, the information set forth below in press releases dated October 7, 2004. Although we do not believe this is soliciting material under Rule 14a-12, we are disclosing this information in an abundance of caution.

Item 7.01 Regulation FD Disclosure

KCS is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated October 7, 2004, announcing the date, time and other relevant information regarding the Company's third quarter presentation and conference call of its financial results for the three and nine month periods ended September 30, 2004.

The information included in this Current Report on Form 8-K, including Exhibit
99.1 is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


Item 8.01 Other Events

KCS is filing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the joint KCS/Grupo TMM, S.A. ("TMM") news release, dated October 7, 2004, announcing that KCS was notified by the Mexican Federal Competition Commission ("FCC") that the FCC had extended KCS' authority to purchase TMM's interest in TFM, S.A. de C.V. for an additional 180 days.



Item 9.01.       Financial Statements and Exhibits

(c) Exhibits

                 Exhibit No.          Document
                 (99)                 Additional Exhibits

                 99.1 Press Release issued by Kansas City Southern dated October 7, 2004 entitled "Kansas City Southern Announces Third Quarter 2004 Earnings Release Date, Conference Call," is attached hereto as
                                      Exhibit 99.1.

                 99.2 Press Release issued by Kansas City Southern and TMM dated October 7, 2004 entitled "Mexican Competition Commission Grants KCS Extension of Ruling Authorizing KCS Purchase of Grupo TMM Interest in TFM" is attached hereto as Exhibit 99.2.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Kansas City Southern

Date: October 8, 2004             By:           /s/ James S. Brook
                                  -------------------------------------------
                                               James S. Brook
                                        Vice President and Comptroller
                                        (Principal Accounting Officer)